Exhibit 3.37
CERTIFICATE OF FORMATION
OF
4493 ACUSHNET AVENUE, LLC
          The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:
          FIRST: The name of the Limited liability company (hereinafter called the “limited liability company”) is 4493 Acushnet Avenue, LLC.
          SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are National Corporate Research, Ltd., 615 South Dupont Highway, Dover, Delaware 19901.
Executed on April 29, 2002.

/s/ Odeya Brick-Zarsky
Odeya Brick-Zarsky, Authorized Person

AMENDMENT TO THE CERTIFICATE OF FORMATION
OF
4493 ACUSHNET AVENUE, LLC
     Pursuant to Title 6, Chapter 18, section 202 of the Delaware Code, the undersigned, an authorized natural person, for the purpose of amending the Certificate of Formation of 4493 Acushnet Avenue, LLC, originally accepted for filing by the office of the Secretary of the State of Delaware on April 29, 2002, certifies that:
     FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is 4493 Acushnet Avenue, LLC.
SECOND: The Certificate of Formation is now amended to read:
          The name of the limited liability company is 4499 Acushnet Avenue, LLC.
Executed on March 7, 2003.

/s/ James F. Segroves
James F. Segroves, Authorized Person

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION
OF
4499 ACUSHNET AVENUE, LLC
It is hereby certified that:
          1. The name of the limited liability company (hereinafter called the “limited liability company”) is:
4499 ACUSHNET AVENUE, LLC
          2. The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company’s registered agent and registered office and by substituting in lieu thereof the following new statement:
“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.”
Executed on April 12, 2004

/s/ A. Alberto Lugo
Name:	A. Alberto Lugo
Title:	Authorized Person

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
4499 ACUSHNET AVENUE, LLC
TO THE DELAWARE SECRETARY OF STATE:
4499 Acushnet Avenue, LLC, (the “Company”), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, hereby certifies:
1. The name of the Company is:
4499 Acushnet Avenue, LLC
2. The certificate of formation of the Company is hereby amended by striking out Article 2 thereof and by substituting in lieu of such Article the following new Article:
“2. The mailing address of the registered office and the name and mailing address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are National Registered Agents, Inc., 9 East Loockerman Street, Suite 1B, Dover, County of Kent, Delaware 19901.”
3. Except as hereinabove amended, the certificate of formation of the Company is continued in full force and effect.
Executed on October 12, 2004

/s/ Edward K. Aldag, Jr.
Edward K. Aldag, Jr., Authorized Person

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION
OF
4499 ACUSHNET AVENUE, LLC
It is hereby certified that:
          1. The name of the limited liability company (hereinafter called the “limited liability company”) is :
4499 ACUSHNET AVENUE, LLC
          2. The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company’s registered agent and registered office and by substituting in lieu thereof the following new statement:
“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.”
Executed on November 1, 2004

/s/ Brad Hollinger
Name:	Brad Hollinger
Title:	Authorized Person

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
4499 ACUSHNET AVENUE, LLC
TO THE DELAWARE SECRETARY OF STATE:
4499 Acushnet Avenue, LLC, (the “Company”), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, hereby certifies:
1. The name of the Company is:
4499 Acushnet Avenue, LLC
2. The certificate of formation of the Company is hereby amended by striking out Article 2 thereof and by substituting in lieu of such Article the following new Article:
“2. The address of the registered office of the Company in Delaware is 160 Greentree Drive, Suite 101, Dover, Delaware 19904. The Company’s registered agent at that address is National Registered Agents, Inc.
3. Except as hereinabove amended, the certificate of formation of the Company is continued in full force and effect.
Executed on April 10, 2006.

/s/ Thomas O. Kolb
Thomas O. Kolb, Authorized Person